United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024
Cullen/Frost Bankers, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Houston Street,	San Antonio,	Texas	78205
(Address of principal executive offices)			(Zip code)

(210)	220-4011
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 Par Value	CFR	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 4.450% Non-Cumulative Perpetual Preferred Stock, Series B	CFR.PrB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 24, 2024, the Board of Directors (the "Board") of Cullen/Frost Bankers, Inc. (“Cullen/Frost”) elected Hope Andrade to serve as a director of Cullen/Frost effective immediately. Also on January 24, 2024, the size of the Board was expanded from thirteen members to fourteen.
Ms. Andrade is a partner with Go Rio San Antonio River Cruises and is the co-founder and partner of Andrade-Van de Putte & Associates which is a bipartisan consulting firm focused on bridging the gap between government entities and the business community. She served as Texas' 107th Secretary of State from 2008 to 2012 as well as the Commissioner Representing Employers for the Texas Workforce Commission from 2013 to 2015 and the Commissioner and Chair of the Texas Department of Transportation from 2003 to 2008. She has also served as Chair of the San Antonio Chamber and Hispanic Chamber. Ms. Andrade is a board member of the Alamo Trust and the Great Springs Project. She is also an investor and on the board of Missions Baseball Club.
The Board has determined that Ms. Andrade is independent under the listed company standards of the New York Stock Exchange, the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended. Ms. Andrade will serve on the Audit and Risk Committees of the Board. Ms. Andrade’s compensation will be consistent with that of other non-employee directors.
There are no arrangements or understandings between Ms. Andrade and any other person pursuant to which Ms. Andrade was selected as a director. Ms. Andrade is the beneficial owner of Go Rio San Antonio LLC which had banking transactions with Cullen/Frost and our subsidiaries in the ordinary course of business during 2023, and additional transactions are expected to take place in the ordinary course of business in 2024.
Item 7.01    Regulation FD Disclosure
Attached as Exhibit 99.1 and incorporated into this item by reference is a press release issued by Cullen/Frost on January 26, 2024. The information furnished by Cullen/Frost pursuant to this item, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.
Item 9.01    Financial Statements and Exhibits

(d)   Exhibits:

99.1    Press Release.
104    Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    CULLEN/FROST BANKERS, INC.

    By:    /s/ Jerry Salinas
        Jerry Salinas
        Group Executive Vice President
        and Chief Financial Officer

    Dated:    January 26, 2024

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release.
104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.